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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549




                                    FORM 8-K



                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported)
                                    July 29, 1996




                          CLASSIC BANCSHARES, INC.
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              (Exact name of Registrant as specified in its Charter)




         Delaware                  0-27170                  61-1289391
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      (State or other        (Commission File No.)         (IRS Employer
      jurisdiction of                                     Identification
      incorporation)                                          Number)




    344 Seventeenth Street, Ashland, Kentucky                  41101
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     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (606) 325-4789
                                                     ----------------


                                        N/A
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        (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On July 29, 1996, the Registrant issued the attached press release announcing the results of its Annual Meeting and the filing of notice with the OTS of its intent to repurchase of 4% of its outstanding shares in the open market to fund its Recognition and Retention Plan.

Item 7.  Financial Statements and Exhibits

         (a)  Exhibits

              99.  Press release dated July 29, 1996.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CLASSIC BANCSHARES, INC.



Date:    July 29, 1996             By:  /s/ David B. Barbour
       -----------------                ---------------------------------------
                                        David B. Barbour, President and Chief
                                        Executive Officer)

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                                Index to Exhibits

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                                                                 Sequentially
                                                                Numbered Page
                                                                Where Attached
Exhibit                                                            Exhibits
Number                                                           are Located
- -------                                                         --------------

  99                 Press release dated July 29, 1996                 5

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